Intangible Assets and Contract Liabilities - Summary of Estimated Future Amortization of Intangible Assets (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2018	$ 606
2019	606
2020	606
2021	605
2022	74
Total	$ 2,497